SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 3, 1996



                          TALLEY INDUSTRIES, INC.
            (Exact Name of Registrant as Specified in Charter)



          Delaware               1-4778           86-0180396
(State or other jurisdiction  (Commission   (IRS Employer Identi-
     of incorporation)        File Number)      fication No.)


2702 North 44th Street (Ste.100A), Phoenix, Arizona              85008
(Address of principal executive offices)                       (Zip Code)


Registrant s telephone number, including area code:  602/957-7711




       (Former name or former address, if changed since last report)



















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Item 2.   Acquisition or Disposition of Assets

     On December 3, 1996, pursuant to a purchase agreement dated October 22, 1996, as amended, Talley Realty Holding Company, Incorporated, a wholly-owned subsidiary of Talley Industries, Inc., completed the sale of all, except for one, of its real estate properties for cash and assumption of certain liabilities to Pivotal Group, Inc. and its affiliates, a group of Arizona based real estate investment firms. The real estate assets sold consisted of unimproved commercial, industrial and mixed use properties located in metropolitan Phoenix, Arizona, San Antonio, Texas and San Diego, California. The property not included in this sale is a property located in San Diego County zoned for a resort hotel. This property is planned for direct sale or joint venture development.

     The foregoing description of the transaction is qualified in its entirety by reference to the purchase agreement and its two amendments, each of which is incorporated herein by reference and copies of which are attached hereto as Exhibits 2.1, 2.2 and 2.3.





































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

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

      2.1 Purchase Agreement, dated October 22, 1996, by and between Talley Realty Holding Company, Incorporated, LME Capital Corporation and Pivotal Group, Inc. The schedules to the foregoing Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears in Section 12.16 of Exhibit 2.1. The Registrant hereby agrees to furnish a copy of any omitted schedule to the Commission upon request.

      2.2 First Amendment to Purchase Agreement, dated November 14, 1996, by and between Talley Realty Holding Company, Incorporated, LME Capital Corporation and Pivotal Group, Inc. The schedules to the foregoing Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A description of the omitted schedules appears in Sections 2(d) and 4 of Exhibit 2.2. The Registrant hereby agrees to furnish a copy of any omitted schedule to the Commission upon request.

      2.3 Second Amendment to Purchase Agreement, dated December 3, 1996, by and between Talley Realty Holding Company, Incorporated, LME Capital Corporation, Pivotal Group, Inc., Pivotal Realty AZ I L.L.C., Pivotal Realty AZ II L.L.C., Pivotal Realty CA I L.L.C. and Pivotal Realty TX I L.L.C.



























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

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.





                                   TALLEY INDUSTRIES, INC.


                                      Mark S. Dickerson
Dated: December 18, 1996           By ----------------------------
                                      Mark S. Dickerson,
                                      Secretary







































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

                               EXHIBIT INDEX


   EXHIBIT
     NO.                          EXHIBIT


      2.1 Purchase Agreement, dated October 22, 1996 by and between Talley Realty Holding Company, Incorporated, LME Capital Corporation and Pivotal Group, Inc. The schedules to the foregoing Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears in Section 12.16 of
            Exhibit 2.1. The Registrant hereby agrees to furnish a copy of any omitted schedule to the Commission upon request.

      2.2 First Amendment to Purchase Agreement, dated November 14, 1996 by and between Talley Realty Holding Company, Incorporated, LME Capital Corporation and Pivotal Group, Inc. The schedules to the foregoing Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A description of the omitted schedules appears in Sections 2(d) and 4 of Exhibit
            2.2. The Registrant hereby agrees to furnish a copy of any omitted schedule to the Commission upon request.

      2.3 Second Amendment to Purchase Agreement, dated December 3, 1996 by and between Talley Realty Holding Company, Incorporated, LME Capital Corporation, Pivotal Group, Inc., Pivotal Realty AZ I L.L.C., Pivotal Realty AZ II L.L.C., Pivotal Realty CA I L.L.C. and Pivotal Realty TX I L.L.C.
























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